Exhibit 99.1

Bank of the West

180 Montgomery Street

San Francisco, CA 94104

Report of Independent Accountants on Applying

Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Bank of the West (the “Company”) and BNP Paribas Securities Corp. (the “Underwriter”) who are collectively referred to herein as the “Specified Parties”, solely to assist you relating to the accuracy of certain attributes of the collateral assets included in the securitization, pursuant to the offering of Bank of the West Auto Trust 2019-1 (BWSTA 2019-1) (the “Transaction”). Bank of the West (the “Responsible Party”) is responsible for the accuracy of certain attributes of the collateral assets included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties instructed PwC to select a sample of 150 automobile loans (“Sample Loans from the Pool List (as defined below) containing the pool of assets (the “Automobile Pool”) to be sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

Report of Independent Accountants on Applying Agreed-Upon Procedures BWSTA 2019-1 May 28, 2019 Page 2 of 5

For any procedures with respect to the fair value of the securities being offered in the Transaction, PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	The Responsible Party’s compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•

The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire Sample Loan Data Tape (as defined below) based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this report, we have performed agreed-upon procedures with respect to certain information related to the Sample Loans. The following phrases, terms, and definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to April 30, 2019.

•

The phrase “Pool List” refers to a listing of 27,019 automobile loans, titled “BWSTA 2019-1 - PwC OM Tie Out - Tape - 1904.xlsx” provided to us by the Company on May 2, 2019, which the Company represents are to be included in the Transaction.

•

The phrase “Sample Loan Data Tape” refers to a detailed listing of automobile loans titled “BWSTA 2019-1 - Pool Review - PWC - 150 Sample.xlsx” provided to us by the Company on May 8, 2019, which the Company represents as containing certain attributes related to the Sample Loans as of the Cut-off Date.

•	The phrase “Source Documentation” refers to the following systems or files:

○	ALS Servicing System

○	Document Management System (“DMS”), containing for each Sample Loan,

(1)	retail sales installment contract, and/or other addendums to the contract or the equivalent (the “Contract”), and

(2)	Disclosure Statement

Report of Independent Accountants on Applying Agreed-Upon Procedures BWSTA 2019-1 May 28, 2019 Page 3 of 5

•	The phrase “Title Document” refers to the print outs of the following files provided to us:

○	Certificate of Title

○	Security Interest Filing

○	Title Application

○	Kansas Notice of Lien

•

The phrase “Account Mapping File” refers to a mapping file titled “acctnum loan_id mapping.xlsx”, provided to us by the Company on May 7, 2019, that listed an account number for the field “LOAN_ID” within the Pool List related to each Sample Loan for purposes of mapping the Pool List to the Sample Loan Data Tape.

We performed the following procedures with respect to the Sample Loans:

1.

For each Sample Loan, we compared the attributes specified in the table below (“Specified Attributes”), as set forth in the Sample Loan Data Tape, to the corresponding information contained in the Source Documentation, without exception.

	Specified Attribute	Sample Loan Data Tape Field	DMS Source	ALS Servicing System Field

a.	Month of Origination Date	TT_RT_ACCT_EFF_DATE	Contract	CONTRACT DATE

b.	Year of Origination Date	TT_RT_ACCT_EFF_DATE	Contract	CONTRACT DATE

c.	Original Receivables Principal Balance	TT_RT_ORIG_LOAN_AMT	Contract	ORIG LOAN AMT

d.	Original Term	orig_term_proxy

Contract

PwC noted 14 Sample Loans where DMS sourced information conflicts with the Sample Loan Data Tape. For these 14 Sample Loans, PwC utilized the CURR TERM field in the ALS Servicing System as per the agreed-upon procedure.

CURR TERM (by changing the EFFECTIVE DATE field in ALS Servicing System from the testing date to the contract Origination Date)

Report of Independent Accountants on Applying Agreed-Upon Procedures BWSTA 2019-1 May 28, 2019 Page 4 of 5

	Specified Attribute	Sample Loan Data Tape Field	DMS Source	ALS Servicing System Field

e.	Monthly Payment Amount	TT_BD_ORIG_BILL_AMT	Contract	SCH PYMT AMT

f.	Annual Percentage Rate	TOTAL_INT_RATE

Contract

Per the agreed-upon procedure, a threshold of 0.01% was applied for the Specified Attribute “Annual Percentage Rate” to allow for rounding. Any difference within 0.01% are considered to be in agreement.

CURR RATE

g.	Vehicle Type	car_flag	Disclosure Statement	n/a

h.	Vehicle Identification Number (“VIN”)	TT_CO_REF_NUM_1	Contract	n/a

i.	Obligor Mailing State	TT_CF_STATE	n/a	ADDRESS

j.	Current Receivables Principal Balance	TT_RT_CUR_BAL	n/a	CURRENT PRIN

k.	Remaining Term	remain_term_eff	n/a

CURR TERM

The Remaining Term is calculated as follows:

(a) “CURR TERM” from ALS Servicing System as of the Cut-off Date minus (b) the difference in months between (i) Cut-off Date and (ii) End of the Month of the Origination Date (Specified Attribute (a)).

Report of Independent Accountants on Applying Agreed-Upon Procedures BWSTA 2019-1 May 28, 2019 Page 5 of 5

2.	For each Sample Loan, we observed the existence of the following, without exception:

•	Title Document in which the Company is specified as the first lien holder

•	Credit Application within DMS

•	Signed Contract within DMS

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of certain attributes of the collateral assets included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

May 28, 2019